                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 and in the Form S-3 Prospectus contained therein
(No. 33-46343) and on Forms S-8 (No. 33-45083, No. 33-78158 and No. 33-78150) of
QUALCOMM Incorporated of our report dated October 30, 1998 appearing on page F-1 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

San Diego, California
November 18, 1998